UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549
                                 FORM 8-K

                             CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    January 29, 2008
                                                    ----------------
                        Nyer Medical Group, Inc.
                        ------------------------
         (Exact name of Registrant as Specified in its Charter)

           Florida                  000-20175               01-0469607
(State or Other Jurisdiction   (Commission file Number)   (IRS Employer
       of Incorporation)                                 Identification No.)

    1292 Hammond Street, Bangor, Maine                        04401
(Address of Principal Executive Offices)                   (Zip Code)
Registrant's telephone number, including area code 	(207) 942-5273

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




















Section 3    Securities and Trading Markets
Item 3.03    Material Modification to Rights of Security Holders

Section 5    Corporate Governance and Management
Item 5.03    Amendment to Articles of Incorporation or Bylaws;
             Change in Fiscal Year

Pursuant to the authority contained in Article IV of the Articles of Incorporation of the Registrant, as amended, and in accordance with the provisions of Section 607.0602 of the Business Corporation Act of the State of Florida, the Board of Directors of the Registrant (the "Board") adopted a resolution on December 18, 2007 creating the rights and preferences of the Series 2 Class B Preferred Stock of the Registrant (the "Series 2 Stock").
The Registrant filed a Fifth Amendment to its Articles of Incorporation (the "Fifth Amendment") on January 29, 2008 (which is the effective date of the Fifth Amendment) (a) creating a second series of Class B Preferred Stock of the Registrant consisting of 2,000 shares and designated as the Series 2 Stock and (b) establishing the rights and preferences of the Series 2 Stock.

The shares of Series 2 Stock will be issued in connection with the Registrant's acquisition from certain stockholders of D.A.W., Inc. ("D.A.W."), the Registrant's 80 percent owned subsidiary, of the remaining 20% of the outstanding common stock of D.A.W. not already owned by the Registrant. This acquisition will be made pursuant to the First Amended and Restated Agreement (the "Amended Agreement") which the Registrant entered into on December 20, 2007 with D.A.W., the other stockholders of D.A.W. (the "Other Shareholders"), and a stockholder of F.M.T. Franchise Co., Inc., another 80 percent owned subsidiary of the Registrant (the "FMT Shareholder", together with the Other Shareholders, collectively, the "Minority Shareholders"). The transactions contemplated by the Amended Agreement are subject to, among other closing conditions, the approval of the Registrant's stockholders at a special meeting scheduled to be held on February 4, 2008.

The 2,000 authorized shares of Series 2 Stock will be convertible into shares of the Registrant's common stock (the "Common Stock") at a conversion price of $1.84 per share (which is subject to adjustment) (the "Conversion Price"). All of the authorized Series 2 Stock will initially be convertible into 218,000 shares of the Common Stock. Each share of Series 2 Stock will have 2,000 votes per share on all matters requiring the vote of the common shareholders and preferred shareholders.

Voluntary Conversion

At any time, the holders of the Series 2 Stock may convert their shares into Common Stock upon the Registrant's (i) consolidation with or merger into any other person, or (ii) transfer of all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Registrant.

Mandatory Conversion

On February 4, 2011, or such later date as the following conditions are met in their entirety, all of the shares of Series 2 Stock will be converted into Common Stock: (i) no event of default has occurred and is continuing beyond any applicable cure periods under the promissory notes issued by the Registrant to any of the Minority Shareholders pursuant to the Amended Agreement or the promissory note evidencing the indebtedness of the Registrant's subsidiary, ADCO Surgical Supply, Inc., to Key Bank and (ii) the resale of Common Stock issuable upon conversion of the Series 2 Stock is covered by an effective registration statement. The holders of at least a majority of the Series
2 Stock then outstanding may waive any of the conditions to mandatory conversion and may convert their shares of Series 2 Stock at any time after February 4, 2011.

Adjustments to Conversion Price

If the Registrant issues or sells any shares of Common Stock by means of options, convertible securities, or otherwise for a price per share (the "New Issuance Price") share less than the Conversion Price then in effect, then immediately after such dilutive issuance, the Conversion Price then in effect will be reduced to the New Issuance Price. The adjustment to the Conversion Price made in regard to an option or convertible security will be made at the time such option or convertible security is issued (and not when such option or convertible security is exercised or converted).

If the exercise or conversion price of an option or convertible security is adjusted downwards after its initial issuance, the Conversion Price will be correspondingly reduced to such new lower exercise or conversion price (including any downward adjustments to options or convertible securities issued prior to the issuance of the Series 2 Stock).

If, at any time on or after December 7, 2007, the Registrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced so that, upon conversion the holder of the Series 2 Stock will be entitled to receive the amount of Common Stock such holder would have received if such holder had held the number of shares of Common Stock acquirable upon conversion of such holder's shares of Series 2 Stock immediately before the record date for such subdivision.

If, at any time on or after December 7, 2007, the Registrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased so that, upon conversion the holder will be entitled to receive the amount of Common Stock such holder would have received if such holder had held the number of shares of Common Stock acquirable upon conversion of such holder's shares of Series 2 Stock immediately before the record date for such combination.

If any event occurs of the type contemplated by the Section IV of the Fifth Amendment but is not expressly provided for in such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board will make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of Series 2 Stock.

If the Registrant's Common Stock holders receive or become entitled to receive other or additional stock, other securities, or property (including cash) by way of dividend, spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring, then the holders of the Series 2 Stock will be entitled to receive upon conversion of their Series 2 Stock the amount of stock and other securities and property which such holders would have received in regard to the number of shares of the Common Stock acquirable upon conversion of the Series 2 Stock immediately before the record date for such dividend, spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring.

If at any time, the Registrant undergoes a stock split, stock dividend, reverse stock split or other subdivision of the Common Stock ("Stock Event"), then the number of shares of Common Stock to be issued upon the conversion of the Series 2 Stock will be appropriately adjusted such that the proportion of the number of shares issuable upon the conversion of the Series 2 Stock to the total number of outstanding shares of the Registrant (on a fully diluted basis) prior to such Stock Event is equal to the proportion of the number of shares issuable upon the conversion of the Series 2 Stock to the total number of outstanding shares of the Registrant (on a fully-diluted basis) after such Stock Event.

The Registrant will not make any adjustment to the Conversion Price with respect to shares of Common Stock issued or issuable at a price per share less than the Conversion Price then in effect if such issuance is a result of (i) the exercise of options issued under a stock option plan approved by the Board (up to a maximum of ten percent (10%) of the outstanding Common Stock); (ii) the conversion or exchange of the convertible notes issued to the Minority Shareholders pursuant to the Amended Agreement; (iii) any acquisition by the Registrant the primary purpose of which is not to raise capital; (iv) securities issued in connection with corporate partnering transactions under terms approved by the Board and the primary purpose of which is not to raise equity capital; (v) the exercise or conversion of any options or convertible securities which are outstanding on December 6, 2007 provided that the terms of such options or convertible securities have not been amended, modified or changed on or after December 7, 2007; and (vi) the exercise of options granted to any of the Minority Shareholders pursuant to their respective employment agreements.

Rights Upon Certain Transactions

In the event that the Registrant (i) has a capital reorganization, reclassification or recapitalization, or (ii) has a consolidation with or merger into any other person, or (iii) transfers all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Registrant, the holders of the Series 2 Stock will be entitled to receive the stock and other securities and property (including cash) to which they would have been entitled in connection with such reorganization, recapitalization, consolidation, merger or dissolution (as the case may be) for the shares of Common Stock that would have been issued to such holders had they fully converted their Series 2 Stock into shares of Common Stock prior to such reorganization, recapitalization, consolidation, merger or dissolution.

Section 9   Financial Statements and Exhibits.

Item 9.01   Financial Statements and Exhibits.

Exhibits

3.1   Fifth Amendment to the Articles of Incorporation.


SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 31 day of January 2008.

                                   NYER MEDICAL GROUP, INC.
                                   By:    /s/Karen L. Wright
                                      Name:  Karen L. Wright
                                      Title: Chief Executive Officer














































Exhibit No.             Description
-----------             -----------

3.1	                  Fifth Amendment to the Articles of Incorporation.
---                     ------------------------------------------------

FIFTH AMENDMENT TO THE ARTICLES OF INCORPORATION OF NYER MEDICAL GROUP, INC.
     The undersigned, President of NYER MEDICAL GROUP, INC., a corporation organized and existing under the laws of the State of Florida (the "Company") does hereby certify that:
       1.	The name of the Company is Nyer Medical Group, Inc.
       2.	Pursuant to the authority contained in Article IV of the Articles of Incorporation of the Company, as amended, and in accordance with the provisions of Section 607.0602 of the Business Corporation Act of the State of Florida (the "BCA"), the Board of Directors of the Company duly adopted the following Resolution on December 19, 2007 creating a second series of Class B Preferred Stock designated as Series 2 Class B Preferred Stock:

RESOLVED, that a Series 2 Class B Preferred Stock of the Company is hereby created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series and the qualification, limitations and restrictions thereof are as follows:

  Section I. Designation. Of the 2,500,000 shares of Preferred Stock designated as Class B Preferred Stock, 2,000 shares are designated: Series 2 Class B Preferred Stock (the "Series 2 Stock").

  Section II. Voting Rights. The Series 2 Stock carries the right to 2,000 votes per share on all matters requiring the vote of the common shareholders and preferred shareholders.

  Section III.  Optional Conversion Into Common Stock.
       (a)	Conversion Right.  At any time upon the happening of any of the events described in Sections V(c) (ii) or (iii), below, each holder of Series 2 Stock (the "Shareholders") shall have the right, but not the obligation, to convert all or any portion of the shares of Series 2 Stock held by such Shareholder into common stock of the Company, $0.0001 par value per Share
"Common Stock") by written notice (the "Conversion Notice"). The Conversion Notice shall set forth the number of shares of Series 2 Stock the Shareholder wishes to convert (the "Conversion Amount")
       (b)	Mandatory Conversion.  On February 4, 2011, or such later date as the following conditions are met in their entirety, all of the shares of Series
2 Stock shall be converted into Common Stock; provided that (i) no event of default has occurred and is continuing beyond any applicable cure periods under those certain promissory notes dated as of February 4, 2008 issued by the
Company to Mark Dumouchel, David Dumouchel, Wayne Gunter, Donato Mazzola,
Lucille Curry and Michael Curry, individually or as a group, or the promissory note evidencing the indebtedness of the Company to Key Bank and (ii) the resale of Common Stock issuable upon conversion is covered by a registration statement filed and effective in accordance with the Securities Act of 1933, and the rules and regulations of the Commission thereunder, all as from time to time in effect. Notwithstanding anything to the contrary above, the Required Shareholders may waive any of the conditions to Mandatory Conversion; and may convert their shares of Series 2 Stock at any time after February 4, 2011.
       (c)	Common Stock Issued Upon Conversion.  Upon conversion, each
Shareholder shall be entitled to receive that number of shares of Common Stock equal to the Shareholder Conversion Number (calculated in accordance with the formula set forth below), subject to adjustment as set forth in Sections IV and
V below. The Shareholder Conversion Number shall be calculated according to the following formula:
              X = 	(V/2,000) ($400,000/W)

              Where:
              X =	The Shareholder's Conversion Number.
              V =	The Conversion Amount which, in the case of Mandatory
Conversion, shall be all of the Series 2 Stock held by the Shareholder.
              W =	The Conversion Price.  The Conversion Price shall initially
be $1.84 but is subject to adjustment as set forth in Section IV below.

Section IV.  Adjustments.
       (a)	Adjustment of Conversion Price upon Issuance of Common Stock. If at any time after December 7, 2007, the Company issues or sells, or in accordance with this Section IV(a) is deemed to have issued or sold, any shares of Common
Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any
Excluded Securities) by means of Options, Convertible Securities, or otherwise for a consideration per share (the "New Issuance Price") less than a price (the
"Applicable Price") equal to the Conversion Price in effect immediately prior to such issue or sale (the foregoing a "Dilutive Issuance"), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to the New Issuance Price. For purposes of determining the adjusted
Conversion Price under this Section IV(a), the following shall be applicable:
      (i)	Issuance of Options.  If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option
(and, subject to Section IV(a)(iii), without taking into account any contingent downward adjustments in such option price per share) is less than the
Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this
Section IV(a)(i), the "lowest price per share for which one share of Common
Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option" shall be equal to the sum of the lowest amounts of consideration
(if any) received or receivable by the Company with respect to any one share of
Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option (and, subject to Section IV(a)(iii), without taking into account any contingent downward adjustments in such option price per share). No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible
Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange or exercise of such Convertible
Securities.
       (ii)	Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon, such conversion or exchange or exercise thereof (and, subject to Section IV(a)(iii), without taking into account any contingent downward adjustments in such conversion or exchange price per share) is less than the Applicable Price, then such share of Common
Stock shall be deemed to be outstanding and to have been issued and sold by the
Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section IV(a)(ii), the "lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the
Convertible Security and upon the conversion, or exchange or exercise of such
Convertible Security (and, subject to Section IV(a)(iii), without taking into account any contingent downward adjustments in such option price per share). No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such
Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section IV(a), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.
       (iii)	Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible
Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the
Conversion Price in effect at the time of such change shall be adjusted to the
Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section IV(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of
December 7, 2007 are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common
Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.
       (iv)	Adjustment of Conversion Price upon Subdivision or Combination of
Common Stock.  If the Company at any time on or after December 7, 2007 subdivides (by any stock split, stock dividend, recapitalization or otherwise)
one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced so that, upon conversion the
Shareholder shall be entitled to receive the amount of Common Stock the
Shareholder would have received if the Shareholder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice (without taking into account any limitations or restrictions on the convertibility of the Series 2 Stock) immediately before the Record Date for such subdivision. If the Company at any time on or after
December 7, 2007 combines (by combination, reverse stock split or otherwise)
one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased so that, upon conversion the
Shareholder shall be entitled to receive the amount of Common Stock the
Shareholder would have received if the Shareholder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice (without taking into account any limitations or restrictions on the convertibility of the Series 2 Stock) immediately before the Record Date for such combination.
       (b)	Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If any Common Stock, Options or
Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or
Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or
Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the
Shareholders. If such parties are unable to reach agreement within ten (10)
days after the occurrence of an event requiring valuation (the "Valuation
Event"), the fair value of such consideration will be determined within five
(5) Trading Days after the tenth day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the
Shareholders. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.
       (c)	Record Date. If the Company takes a record of the holders of Common
Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or
(B) to subscribe for or purchase Common Stock, Options or Convertible
Securities, then such "Record Date" will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may
be.
       (d)	Other Events. If any event occurs of the type contemplated by the provisions of this Section IV but not expressly provided for by such provisions
(including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's
Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Shareholders of Series 2 Stock; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section IV.
Section V.  Rights Upon Issuance of Other Securities.
       (a)	Adjustments For Dividends, Distributions And Reclassifications. In
case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:
       (i)	other or additional stock, other securities, or property (including cash) by way of dividend; or (ii)other or additional (or less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring; other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Sections V(b) or V(c) hereof) ("Dividend"), then and in each such case each
Shareholder, shall be entitled to receive upon conversion the amount of stock and other securities and property which such Shareholder would have received if the Shareholder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion
Notice (without taking into account any limitations or restrictions on the convertibility of the Series 2 Stock) immediately before the date on which a record is taken for the grant, issuance or sale of such Dividend or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Dividend, giving effect to all further adjustments called for during such period by Sections V(b)and V(c)
hereof.
       (b)	Adjustments For Issuance Of Common Stock And Amount Of Outstanding
Common Stock.  If at any time there shall occur any stock split, stock dividend, reverse stock split or other subdivision of the Common Stock ("Stock
Event"), then the number of shares of Common Stock to be received by the
Shareholder upon conversion of the Series 2 Stock shall be appropriately adjusted such that the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully diluted basis) prior to such Stock Event is equal to the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully-diluted basis) after such Stock Event as if the Shareholder had held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion Notice (without taking into account any limitations or restrictions on the convertibility of the Series 2 Stock) immediately before the date on which a record is taken for such Stock Event or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined with regard to such Stock Event as if the Conversion Amount had been converted prior to the occurrence of the Stock Event, giving effect to all further adjustments called for during such period by Sections V(a),and V(c), hereof.
       (c)	Reorganization, Reclassification or Recapitalization.  In case at any time or from time to time, the Company shall (i) effect a capital reorganization, reclassification or recapitalization, (ii) consolidate with or merge into any other person, or (iii) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the
Shareholders, upon conversion of the Series 2 Stock at any time after the consummation of such reorganization, recapitalization, consolidation, merger, or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock or Other Securities (as defined below) issuable on such exercise prior to such consummation or effective date, the stock and other securities and property (including cash) to which such Shareholder would have been entitled upon such consummation or in connection with such reorganization, recapitalization, consolidation, merger or dissolution, as the case may be, as if the Shareholder had fully held the number of shares of Common Stock acquirable upon conversion of the Conversion Amount set forth in the Conversion
Notice (without taking into account any limitations or restrictions on the convertibility of the Series 2 Stock) immediately before the date on which a record is taken for the reorganization, recapitalization, consolidation, merger or dissolution, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such event, all subject to further adjustment thereafter as provided in
Sections V(a) and V(b) hereof.
       (i)	Transfer to Shareholders Upon Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall, at its expense, deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Shareholders after the effective date of such dissolution pursuant to this Section V(c) to the Shareholders.
       (ii)	Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section V(c), the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the conversion of the Series 2
Stock after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such Person shall have expressly assumed the terms hereof.
       (d)	Other Securities.  "Other Securities" refers to any stock (other than Common Stock) Options, Convertible Securities or rights to purchase stock, warrants, securities or other property and other securities of the Company or any other entity (corporate or otherwise) (i) which the Shareholders at any time shall be entitled to receive, or shall have received, on the conversion of the Series 2 Stock, in lieu of or in addition to Common Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities, in each case pursuant to
Section V(a), or V(c) hereof. In case any Other Securities shall have been issued, or shall then be subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of
Other Securities or any other entity referred to in Section V(c) hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or entity), the Shareholder shall be entitled to receive upon conversion of the Series 2 Stock such amount of
Other Securities (in lieu of or in addition to Common Stock) as is determined in accordance with the terms hereof, treating all references to Common Stock herein as references to Other Securities to the extent applicable, and the computations, adjustments and readjustments provided for in Section V with respect to the number of shares of Common Stock issuable upon conversion of the
Series 2 Stock shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the conversion of the Series 2 Stock, so as to provide the
Shareholder with the benefits intended by Section V and the other provisions of the Series 2 Stock as if the Shareholder had held the number of shares of
Common Stock acquirable upon conversion of the Conversion Amount set forth in a Conversion Notice (without taking into account any limitations or restrictions on the convertibility of the Series 2 Stock) immediately before the date on which a record is taken for the grant, issuance or sale of Other
Securities or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of
Other Securities had the conversion been exercised prior to the issuance of such Other Securities, giving effect to all further adjustments called for during such period by Sections V(a), V(b) and V(c) above.
Section VI.  Other Rights, Etc.  In all other respects, the Series 2 Stock shall be treated like common stock, except where otherwise provided by the BCA.
Section VII.  Certain Definitions. The following terms used herein shall have the following meanings:
       (a)	"Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the
Company's securities may be issued to any employee, consultant, officer or director for services provided to the Company.
       (b)	"Bloomberg" means Bloomberg Financial Markets.
       (c)	"Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price for such security on the
Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00 p.m., New
York time, as reported by Bloomberg, or, if the Principal Market is not the
principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last closing trade price is available for any day, the last closing bid price or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Shareholder. If the Company and the Shareholder are unable to agree upon the fair market value of such security, then such dispute shall be resolved by an independent, reputable appraiser jointly selected by the Company and the
Shareholders. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.  All such determinations to be appropriately adjusted for. any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.
       (d)	"Convertible Securities" means any stock or securities (other than
Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.
       (e)	"Excluded Securities" means any Common Stock issued or issuable:
(i) upon exercise or conversion of any Options or Convertible Securities (as the case may be) issued after the date hereof pursuant to any Approved Stock
Plan, up to a maximum of ten percent (10%) of the outstanding Common Stock;
(ii) upon conversion of, or in exchange for, the Registered Notes or Series 2
Stock;  (iii) in connection with any acquisition by the Company, whether through an acquisition of stock or a merger of any business, assets or technologies the primary purpose of which is not to raise equity capital;
(iv) securities issued in connection with corporate partnering transactions off terms approved by the Board of Directors of the Company and the primary purpose of which is not to raise equity capital; (v) upon exercise or conversion of any Options or Convertible Securities (as the case may be) which are outstanding on the day immediately preceding December 7, 2007 provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after December 7, 2007; and (vi) upon exercise of any Options granted to Mark Dumouchel, David Dumouchel, Wayne Gunter, Donato Mazzola and
Michael Curry pursuant to employment agreements dated as of February 4, 2007 by and among each of the aforementioned individuals, D.A.W., Inc. and the
Company.
       (f)	"Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.
       (g)	"Principal Market" means the Nasdaq Stock Market.
       (h)	"Registered Notes" means those certain convertible notes issued by the Company to the holders named therein on February 4, 2008.
       (i)	"Required Shareholders" means the holders of at least a majority of the Series 2 Stock then outstanding.
      The foregoing Amendment was adopted by the Board of Directors of the
Company as of December 19, 2007.

       IN WITNESS WHEREOF, the undersigned has executed this Fifth Amendment to the Articles of Incorporation this 19 day of December, 2007.


NYER MEDICAL GROUP, INC.

By: /s/ Karen L. Wright
        Karen L. Wright
        President